                            WALDEN ASSET MANAGEMENT

              A Division of United States Trust Company of Boston





                          WALDEN SOCIAL BALANCED FUND
                           WALDEN SOCIAL EQUITY FUND




                                                                   ANNUAL REPORT

                                                                  March 31, 2001

WALDEN ASSET MANAGEMENT
A Division of United States Trust Company of Boston

                                                                   ANNUAL REPORT
                                                                  March 31, 2001



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SOCIAL RESEARCH AND ACTION UPDATE .......................................1

WALDEN SOCIAL BALANCED FUND
         Market and Performance Review ..................................3
         Investment Performance .........................................5
         Schedule of Portfolio Investments ..............................6
         Financial Statements ...........................................8
         Financial Highlights ..........................................10


WALDEN SOCIAL EQUITY FUND
         Market and Performance Review .................................11
         Investment Performance ........................................12
         Schedule of Portfolio Investments .............................13
         Financial Statements ..........................................14
         Financial Highlights ..........................................16

Notes to Financial Statements ..........................................17

Report of Independent Public Accountants ...............................19






--------------------------------------------------------------------------------

SOCIAL RESEARCH AND
ACTION UPDATE                                            WALDEN ASSET MANAGEMENT
                                                                  March 31, 2001
--------------------------------------------------------------------------------

No matter how one measures success in achieving the social goals that are integral to socially responsive investing, 2000 proved to be a landmark year for Walden Asset Management ("Walden") and laid the groundwork for an equally promising 2001.

Walden tackled more social and environmental issues with more domestic and international companies than ever in our history. All told, we engaged nearly one hundred companies in various discussions about recycling, mercury pollution, climate change, genetically engineered food, predatory lending, equal employment opportunity, union relations, labor standards, use of Native American images, executive compensation and more.

We also filed 32 social issue shareholder resolutions for the 2001 proxy season, more than doubling our filings from the previous year. Walden has led negotiations in fifteen of the resolutions, and has lent our voice and shareholder leverage to the primary proponents of the additional resolutions that we co-filed. This year is also notable in that Walden empowered a record number of clients to co-file resolutions in their names.

However, Walden does not make the filing of resolutions the goal or even the centerpiece of our social change initiatives. Our approach is, first, to seek dialogue with companies in which we invest. Resolutions result only when companies' doors are closed to constructive discussion or when we reach an impasse. Many times, Walden arrives at an agreement before moving to file resolutions. Just as frequently, we negotiate a withdrawal after filing but before company proxies are printed. These are among the most satisfying experiences, even though the issues never reach the proxy ballot. Agreements typically result in companies increasing transparency on issues of concern, or changes in polices and practices. Negotiation entails compromise, but Walden understands that true change often comes incrementally.

In the past year, several resolutions led by Walden have been withdrawn as a result of significant company progress. A few examples follow:

          - American International Group (AIG) was the largest financial services company in the United States not to have an explicit policy prohibiting discrimination based on sexual orientation. Walden led an investor coalition that successfully encouraged AIG to amend its policy accordingly, and we subsequently withdrew our resolution on this issue.

          - Walden led three equal employment opportunity (EEO) disclosure resolutions that were withdrawn when the companies committed to EEO disclosure and accountability. We were successful at Home Depot and Bank of America after years of investor perseverance and productive dialogue, the former stemming from the mid-nineties with the eruption of widespread claims of sex discrimination, and the latter targeted initially due to restructuring associated with its merger with NationsBank. We also withdrew at WORLDCOM, a first-time subject of a Walden EEO disclosure resolution, when it agreed to provide detailed information and continue meeting with us.

          - CVS is phasing out the sale of mercury thermometers due to Walden's advocacy and technical assistance from Healthcare Without Harm. Mercury, a neurotoxin with extremely harmful effects on fetal and child brain development, is at dangerous levels in water bodies across our nation. While good alternatives to mercury thermometers exist, they are still a significant contributor to mercury pollution via municipal and medical waste.

Despite major efforts, two Walden actions did not reach the proxy ballot:

          - We were joined by approximately 50 Walden clients who co-filed a shareholder proposal urging BP Amoco to assess thoroughly the social and environmental implications of drilling in the Arctic National Wildlife Refuge (ANWR). Walden is a lead partner in an international shareholder effort of nearly 150 co-filers to protect this environmentally sensitive national treasure. However, in its response to the resolution, BP Amoco contended that Walden clients and other U.S. owners of American Depository Receipts (ADRs) do not have the same rights to file shareholder resolutions as investors holding common stock. Subsequently, the BP shareholder coalition re-filed the resolution in early March, this time using common shares. Unfortunately, BP Amoco used technical grounds to reject this resolution as well. Nonetheless, Walden attended the company's annual general meeting in the United Kingdom in April, and asked BP management how it intends to improve the proxy process for U.S. investors. Walden is coordinating follow-up with other shareholders to discuss reforms to the resolution process, as well as our concerns about drilling in ANWR.

          - An EEO disclosure resolution with EMC unfolded in a unique way. Despite Walden's filing and follow-up, as well as that of a co-filer, the general counsel responsible for proxy statement preparation did not have any record of our mailings when we contacted them a third time in March. Hence, because of human error, according to EMC, our resolution was not included in the proxy statement. This is a violation of U.S. securities laws. After being challenged about this, senior managers of EMC apologized and agreed to meet with Walden to begin a process of dialogue on its diversity policies and programs.




--------------------------------------------------------------------------------

 SOCIAL RESEARCH AND
 ACTION UPDATE (CONT.)                                   WALDEN ASSET MANAGEMENT
                                                                  March 31, 2001
--------------------------------------------------------------------------------

In addition to the company dialogues and resolutions, several new research initiatives that build upon our unique position as global investors are underway at Walden. For example, we are taking a closer look at how social investors can have an impact on the issue of exploitative child labor. Focusing on the agricultural, apparel and carpet industries, Walden has sent inquiries about child labor policies and practices to a number of U.S. and foreign companies. In carrying out this work, Walden is collaborating with the Child Labor Coalition and Rugmark Foundation, the latter of which encourages the purchase of carpets certified as made without child slave labor. As part of this effort, Walden was honored to host the Boston screening of "The Carpet Slaves," an internationally acclaimed documentary about egregious child labor practices in the handmade carpet industry in India.

Sometimes, the smallest of actions can also bear fruit. In the midst of longstanding company dialogues and shareholder resolutions, we remind ourselves that simply bringing a concern to the attention of management can induce change. Such was the case when a Walden team member was traveling in Portugal and came across an obviously discriminatory help wanted advertisement by a major U.S. corporation. This company, with an otherwise strong EEO record, was sent one letter of concern that included a copy of the advertisement. It promptly responded that it had taken corrective action--speaking directly with the country manager in Portugal and reminding all other country managers of the company's global policy. Walden also received a letter from the CEO reiterating the company's commitment to a diverse workforce. The lesson learned is that none of us should be deterred from expressing our concerns to companies. You never know when just one voice will have a significant impact.

WALDEN ASSET MANAGEMENT AND PROXY VOTING

Walden takes seriously our responsibility to vote proxies in an informed and comprehensive manner. Our formal proxy voting guidelines are designed to reflect each Fund's positions on key issues related to corporate governance and social change. Walden Asset Management's proxy voting guidelines and proxy voting records for the Walden Social Balanced Fund and the Walden Social Equity Fund are available by calling 1-800-282-8782 x4050.


























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                                       2

WALDEN ASSET MANAGEMENT
A Division of United States Trust Company of Boston

MARKET AND PERFORMANCE REVIEW                        WALDEN SOCIAL BALANCED FUND
                                             Manager Commentary by Stephen Moody
--------------------------------------------------------------------------------

In the past year, a balanced portfolio like the Walden Social Balanced Fund (the "Fund") provided a great damper in the stock market's decline. The Fund produced -6.23% and -5.57% returns for the quarter and year ended March 31, 2001, cushioned especially by money market instruments and bonds. The stock market in general, including all industrial sectors of the Standard and Poor's 500 Stock Index(1) (the "S&P 500") experienced significant declines in price. The good news is that the equity portion of the Fund outperformed the S&P 500 by approximately 8% for the past twelve months. The bad news is that the equity portion of the Fund was down by 13.70% for the year.

The plunges in equity prices accelerated in the first quarter of 2001 save for a brief January recovery in technology stocks. The economic news was straightforward. As Alan Greenspan testified before Congress that month, the economy appeared to have come to a halt. Though many companies reported decent earnings in January, the Federal Reserve Board (the "Fed") began to respond to last quarter's weakness with a surprising 0.5% cut in interest rates on January 3rd and then another on January 31st. The S&P 500 rose 3.6% that month. Nevertheless, in February, many companies, particularly in technology, again announced weaker prospective sales and earnings. What most of the announcements had in common was a lack of "visibility," that is, the companies could not predict beyond one or two quarters. Therefore, many observers remained optimistic about the second half of the year.

The blow to the bear market came late in February, when Nortel, a technology leader and major telecommunications supplier, became the first major technology company to announce not only weaker than expected sales and earnings for the first two quarters of the year, but for all of 2001. Unlike its competitors Lucent Technology and L.M. Ericsson, Nortel had not experienced a significant fall-off in rapid growth. Indeed, it had only recently reinforced its positive sales and earnings projections. It is interesting to note, however, that Nortel was merely lowering its projections from 40% to 50% year over year growth to 30% to 40%, hardly a death knell. In our opinion, the need for enhanced productivity will continue to provide some floor to spending on technology globally. The technology sector swooned, however, and took the market with it, for if technology, our economic engine, had bleak prospects for the whole year, many observers felt its decline could affect the whole economy.

Nortel's announcement was significant, despite the common perception that computers and personal computers, in particular, have been the engines of growth in the United States. In fact, it has been the demand for networking and telecommunications that has led the global investment boom, especially in the United States.

In 2000, first, it was clear that computer demand was weakening: in part for product cycle reasons, and because computer spending for Y2K had been so unusually high, and second, that the communications services companies had overspent to obtain customers. These two factors punctured the technology bubble. Competition forced communications services companies to fail, merge, consolidate, and reassess their growth strategies. What was not clear until Nortel's announcement, however, was that the need of these same companies to expand carrying capacity was also quickly slowing down and, most important, likely to grow more slowly for some time to come. The collapse in the ephemeral Internet industry seemed to drive the point home.

The decline in the equity markets continued into March and did not slow even with an additional half a percent cut in the Federal Funds rate by the Fed. The markets dropped another 6.1%, in part on the notion that if the Fed was acting so aggressively, clearly the economy was in trouble, but that it might be too little, too late.

The bursting of the bubble was, and still is, dramatic and unfolding. As of March 31, 2001, the S&P 500 was down 11.85% for the quarter and 21.67% for the year. Most of this was in the stocks of companies with earnings growth superior to that of the average company. Looking at price change this past year for growth stocks, the S&P 500/BARRA Growth Index(2) was down 38.19%. In contrast, value stocks--generally less expensive companies, often more economically cyclical in character--were close to unchanged, as represented by the S&P 500/BARRA Value Index(3) which declined 1.07%. Part of this phenomenon was related to company size, as represented by the following indices: the S&P 100 Index(4), a measure of large companies was down 26.67%; the S&P MidCap 400 Index(5), which monitors the performance of mid-sized companies, was down 6.96%; and the S&P SmallCap 600 Index(6), which measures small-sized companies, was down 1.28% for the year.



--------------------------------------------------------------------------------

MARKET AND PERFORMANCE REVIEW (CONT.)                WALDEN SOCIAL BALANCED FUND
                                             Manager Commentary by Stephen Moody
--------------------------------------------------------------------------------

However, the most dramatic results were in economic sectors. The technology sector of the S&P 500 declined a staggering 60.1%. Financials, on lower interest rates, but no credit worries, were up 11.4%. Health-care, a cyclically immune sector, did the best, rising some 15.1%. These three sectors represent approximately half of the value portion of the equity markets. The weightings in the Fund's portfolio--generally higher than market weights in financial services, health-care and a lower weight in technology--help to explain the above-average performance for the past twelve months.

LOOKING AHEAD

For the past five years, we have had an optimistic forecast of economic things to come, albeit now with rapidly declining optimism, and with less conviction. Much slower growth and low inflation characterize our "best" case scenario. Increasing evidence of a longer slowdown enhances the likelihood that the case we added close to a year ago, a recession, will happen. Certainly the financial markets, as we write this memorandum, reflect that eventuality.

With any recession possibility, the issue for investors with a long investment horizon is the relative rates of return on financial assets and on equities in particular. Though the worst will not be over for the equity markets if the recession should come to pass and then lengthen, each drop in the market increases the likelihood that long-term equity returns should be higher.

We believe these long-term returns will be about half of the per annum returns to equities in the last ten years. They are, however, better than they were at the beginning of 2000, and they continue to be better than our outlook for bonds by a significant degree. Long bond rates are now under five percent on 10-year U.S. Treasuries. A 3-month U.S. Treasury bill yields only 4.5%, in our opinion, hardly enough to motivate a long-term investor to move away from what we feel could potentially be superior long-term returns from stocks.

Therefore, while we have lowered equity exposure to 53% in the portfolio, it remains close to its norm or benchmark in equity allocation. The opportunity to sell equities aggressively may be largely over if the worst of the drop is behind us. We feel the downturn is short-lived, but if it is longer-lived, it will be hard to recoup and show positive returns by the year-end.+

The character of equities in the portfolio now are both less expensive and have lower average market capitalization than the broad market. The portfolio continues to reflect, as always, companies of quality, with sustainable long-term earnings prospects, and lower-than-average earnings volatility and financial risk.

Duration of the bond portfolio remains significantly shorter than those of the Fund's fixed-income benchmark, the Lehman Brothers Government/Credit Bond Index. With this bond rally, we feel strongly that fixed-income assets should be high in short to intermediate bonds. Interest rates are low and seem increasingly unattractive. There has also been a significant increase in inflation, which could continue. Indeed the core Consumer Price Index(7) (CPI) has risen from less than 1.9% a year ago to 2.7% today, reflecting the impact most especially of higher medical care and housing on the average American consumer's budget.

As always, we thank you for your continued support and look forward to serving your investment needs in the future.


/s/ Stephen Moody

Stephen Moody
Portfolio Manager and Senior Vice President
Walden Asset Management
A division of United States Trust Company of Boston





--------------------------------------------------------------------------------

+    Portfolio compositon is subject to change.

1 The S&P 500 Stock Index is generally representative of the U.S. stock market as a whole.

2 The S&P 500/BARRA Growth Index is generally representative of the performance of large companies in the U.S. stock market with higher price-to-book ratios.

3 The S&P 500/BARRA Value Index is generally representative of the performance of large companies in the U.S. stock market with lower price-to-book ratios.

4 The S&P 100 Index is a market capitalization-weighted index composed of 100 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter markets.

5 The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity, and industry group representation.

6 The S&P SmallCap 600 Index consists of 600 small-capitalization domestic stocks chosen for market size, liquidity, and industry group representation.

7 The Consumer Price Index is a measure of the average change in prices over time in a fixed-market basket.

The above indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.




--------------------------------------------------------------------------------

                                                     WALDEN SOCIAL BALANCED FUND
INVESTMENT PERFORMANCE                                            March 31, 2001
--------------------------------------------------------------------------------

Fund Net Asset Value:  $9.93

                                                                  ANNUALIZED
                                                           -----------------------
                                                  QUARTER           SINCE INCEPTION
                                                  TO DATE   1 YEAR   JUNE 20, 1999

Walden Social Balanced Fund*                        -6.23%   -5.57%      1.02%

Lipper Balanced Funds Average**                     -5.72%   -6.26%     -0.66%

Standard & Poor's 500 Stock Index**                -11.85%  -21.67%     -8.08%

Lehman Brothers Government/Credit Bond Index**       3.20%    12.41%     8.61%

90-Day U.S. Treasury Bills**                         1.21%    5.80%      5.63%

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.
**The performance data is calculated from July 1, 1999.



       S&P 500                 Lipper Balanced        Walden Social               90-Day              Lehman Brothers Gov't./
     Stock Index                 Funds Average        Balanced Fund        U.S. Treasury Bills           Credit Bond Index

6/99     10,000                     10,000                 10,000                   10,000                  10,000
          9,688                      9,692                  9,970                   10,039                   9,972
          9,640                      9,575                  9,830                   10,079                   9,964
          9,376                      9,454                  9,600                   10,118                  10,054
          9,969                      9,722                  9,930                   10,160                  10,080
         10,172                      9,856                 10,060                   10,201                  10,074

12/99    10,771                     10,181                 10,329                   10,244                  10,012
         10,230                      9,906                 10,127                   10,289                  10,009
         10,036                      9,947                 10,006                   10,333                  10,134
         11,018                     10,471                 10,783                   10,382                  10,280
         10,686                     10,275                 10,642                   10,430                  10,230
         10,467                     10,147                 10,410                   10,481                  10,221
         10,725                     10,340                 10,743                   10,530                  10,429
         10,557                     10,314                 10,712                   10,582                  10,540
         11,213                     10,783                 11,106                   10,634                  10,688
         10,621                     10,543                 10,773                   10,687                  10,729
         10,576                     10,508                 10,965                   10,743                  10,797
          9,742                     10,102                 10,642                   10,798                  10,981

12/00     9,790                     10,353                 10,859                   10,855                  11,198
         10,137                     10,578                 10,859                   10,911                  11,386
          9,213                     10,123                 10,438                   10,958                  11,503

3/01      8,629                      9,702                 10,182                   11,006                  11,556

The above information is not covered by the Report of Independent Public Accountants.

The chart represents a historical investment of $10,000 in the Walden Social Balanced Fund from June 20, 1999, to March 31, 2001, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Balanced Funds Average and the 90-Day U.S. Treasury Bill Total Return Index.

The Standard & Poor's 500 Stock Index is an index of stocks that measure the asset-weighted performance of 500 stocks of large-capitalization companies. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Balanced Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



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                                       5

SCHEDULE OF PORTFOLIO INVESTMENTS
                                                     WALDEN SOCIAL BALANCED FUND
                                                                  March 31, 2001
--------------------------------------------------------------------------------
COMMON STOCKS -- 53.2%

SECURITY DESCRIPTION                              SHARES        VALUE
--------------------                              ------        -----

BASIC MATERIALS - 0.6%
Praxair, Inc ..................................    1,800         $80,370
                                                               ---------

CAPITAL GOODS - 0.9%
Illinois Tool Works ...........................    2,100         119,364
                                                               ---------

COMMUNICATION SERVICES - 4.0%
Alltel Corp ...................................    2,300         120,658
Bellsouth Corp ................................    2,000          81,840
SBC Communications,Inc ........................    2,000          89,260
Vodafone Group PLC,ADR ........................    2,500          67,875
WorldCom,Inc.(b) ..............................   10,000         186,875
                                                               ---------
                                                                 546,508
                                                               ---------
CONSUMER CYCLICALS - 4.3%
Costco Wholesale Corp.(b) .....................    2,200          86,350
Home Depot,Inc ................................    1,700          73,270
Honda Motor Co.Ltd.,ADR .......................    1,000          82,100
La-Z-Boy,Inc ..................................    6,000         106,800
Leggett & Platt,Inc ...........................    4,000          76,920
Omnicom Group .................................    2,000         165,760
                                                               ---------
                                                                 591,200
                                                               ---------
CONSUMER PRODUCTS - 2.3%
Aptargroup,Inc ................................    3,300         100,551
Cintas Corp ...................................    3,150         124,173
Herman Miller,Inc .............................    4,100          94,813
                                                               ---------
                                                                 319,537
                                                               ---------
CONSUMER STAPLES - 6.2%
Colgate-Palmolive Co ..........................    4,000         221,040
CVS Corp ......................................    2,900         169,621
Kimberly-Clark Corp ...........................    2,500         169,575
Procter & Gamble Co ...........................    2,000         125,200
Sysco Corp ....................................    6,000         159,060
                                                               ---------
                                                                 844,496
                                                               ---------
ENERGY - 2.9%
BP Amoco PLC,ADR ..............................    4,600         228,252
El Paso Corp ..................................    1,300          84,890
Keyspan Corp ..................................    2,000          76,260
                                                               ---------
                                                                 389,402
                                                               ---------
FINANCIAL SERVICES - 10.0%
American International Group ..................    2,500         201,250
Fannie Mae ....................................    4,000         318,400
Fleet Boston Financial Corp ...................    4,000         151,000
John Hancock Financial Services,Inc ...........    2,200          84,590
Northern Trust Corp ...........................    1,900         118,750
State Street Corp .............................    2,000         186,800
T.Rowe Price Group,Inc ........................    4,000         125,250
Wells Fargo & Co ..............................    1,600          79,152
Wilmington Trust Corp .........................    1,600          94,528
                                                               ---------
                                                               1,359,720
                                                               ---------



COMMON STOCKS -- 53.2% (CONTINUED)

                                                SHARES OR
                                                PRINCIPAL
SECURITY DESCRIPTION                              AMOUNT          VALUE
--------------------                              ------          -----

HEALTH CARE - 10.9%
Biomet,Inc ....................................    4,300        $169,380
Cardinal Health,Inc ...........................    1,900         183,824
Genzyme Corp.(b) ..............................    1,300         117,429
Guidant Corp.(b) ..............................    1,100          49,489
Johnson & Johnson .............................    2,100         183,687
Medtronic,Inc .................................    3,400         155,516
Merck & Co.,Inc ...............................    2,400         182,160
Patterson Dental Co.(b) .......................    5,400         166,050
Pfizer,Inc ....................................    2,000          81,900
Schering-Plough Corp ..........................    3,800         138,814
Stryker Corp ..................................    1,400          73,150
                                                               ---------
                                                               1,501,399
                                                               ---------
PRODUCER PRODUCTS - 0.8%
Baldor Electric Co ............................    1,000          21,050
Teleflex,Inc ..................................    1,800          73,710
                                                               ---------
                                                                  94,760
                                                               ---------
TECHNOLOGY - 9.0%
ADC Telecommunications,Inc.(b) ................    2,000          17,000
Affiliated Computer Services,Inc.(b) ..........    2,000         129,800
Applied Materials,Inc.(b) .....................    3,000         130,500
Cisco Systems,Inc.(b) .........................    3,600          56,925
EMC Corp.(b) ..................................    1,300          38,220
Fiserv,Inc.(b) ................................    1,600          71,575
Hewlett-Packard Co ............................    3,200         100,064
Integrated Device Technology,Inc.(b) ..........    2,000          59,220
Intel Corp ....................................    3,500          92,094
Microsoft Corp.(b) ............................    3,400         185,937
Nokia Corp.,ADR ...............................    2,700          64,800
Oracle Corp.(b) ...............................    3,700          55,426
Sanmina Corp.(b) ..............................    2,300          44,994
Sun Microsystems,Inc.(b) ......................    2,800          43,036
Waters Corp.(b) ...............................    2,900         134,705
                                                               ---------
                                                               1,224,296
                                                               ---------
TRANSPORTATION - 1.3%
Southwest Airlines ............................    9,750         173,063
                                                               ---------

TOTAL COMMON STOCKS (COST $7,486,602)                          7,244,115
                                                               ---------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%

U.S.GOVERNMENT AGENCY - 3.5%
Fannie Mae,7.00%,12/25/19 ....................$  225,616         227,016
Fannie Mae,7.15%,8/25/20 .....................     9,305           9,291
Government National Mortgage
Association,7.50%,10/15/25 ...................   236,752         243,308
                                                               ---------

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (COST $474,076) ..................                   479,615
                                                               ---------








                                              Continued


--------------------------------------------------------------------------------

                                              WALDEN SOCIAL BALANCED FUND BOOK
Continued

CORPORATE OBLIGATIONS - 9.6%
                                                Principal
Security Description                            Amount               Value
--------------------                            ---------            -----

COMMUNICATION SERVICES - 1.2%
Pacific Bell,6.88%,8/15/06 ...................$  150,000         $  157,725
                                                                  ---------

CONSUMER CYCLICALS - 1.9%
Leggett & Platt,Inc.,7.19%,4/24/02 (c) .......   200,000            205,197
May Department Stores Co.,9.88%,12/1/02 ......    50,000             53,904
                                                                  ---------
                                                                    259,101
                                                                  ---------
CONSUMER STAPLES - 3.4%
H.J.Heinz Co.,6.88%,1/15/03 ..................   250,000            256,372
Sysco Corp.,6.50%,6/15/05 ....................   200,000            207,708
                                                                  ---------
                                                                    464,080
FINANCIAL SERVICES - 3.1%
                                                                  ---------
Marsh & McLennan,6.63%,6/15/04 ...............   200,000            206,596
St.Paul Companies,Inc.,7.88%,4/15/05 .........   200,000            215,008
                                                                  ---------
                                                                    421,604
                                                                  ---------
TOTAL CORPORATE OBLIGATIONS (COST $1,277,422)                     1,302,510
MUNICIPAL NOTES AND BONDS (0.4%)

CALIFORNIA - 0.4%
State of California,8.15%,9/1/01 .............    50,000             50,751
                                                                  ---------
TOTAL MUNICIPAL NOTES AND BONDS (COST $50,331)                       50,751
US GOVERNMENT AGENCY OBLIGATIONS (30.7%)

FEDERAL FARM CREDIT BANK - 7.1%
5.00%,6/01/01 ................................   500,000            500,420
5.80%,6/17/05 ................................   100,000            102,291
5.63%,1/23/06 ................................   250,000            254,367
5.95%,3/5/08 .................................   100,000            102,775
                                                                  ---------
                                                                    959,853
                                                                  ---------
FEDERAL HOME LOAN BANK - 14.0%
5.58%,6/19/01 ................................   500,000            501,162
6.38%,11/14/03 ...............................   250,000            260,185
7.36%,7/1/04 .................................   250,000            268,188
6.50%,11/15/05 ...............................   250,000            263,222
6.19%,5/6/08 .................................   300,000            311,900
5.90%,3/26/09 ................................   200,000            203,193
5.82%,3/30/09 ................................   100,000            101,071
                                                                  ---------
                                                                  1,908,921
                                                                  ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.8%
5.13%,2/13/04 ................................   106,000            107,254
                                                                  ---------

Housing and Urban Development - 0.7%
Pohatcong Township,NJ,Series A,7.13%,8/1/12 ..   100,000            101,822
                                                                  ---------

U.S.Treasury Inflation Protected Bonds - 8.1%
3.63%,1/15/08 ................................ 1,083,620          1,109,018
                                                                  ---------

TOTAL U.S.GOVERNMENT AGENCY
OBLIGATIONS (COST $4,107,973) ................                    4,186,868
                                                                  ---------

CERTIFICATES OF DEPOSIT - 1.7%
                                                    SHARES OR
                                                    PRINCIPAL
SECURITY DESCRIPTION                                  AMOUNT          VALUE
--------------------                                ---------        ------

Borrego Springs Bank,4.40%,3/14/04 ...........      $25,000         $25,000
Central Appalachian Peoples,5.25%,3/14/04 ....       25,000          25,000
Community Capital Bank,4.57%,7/20/04 .........       50,000          50,000
Elk Horn Bank,4.91%,3/14/04 ..................       25,000          25,000
Shorebank Pacific,4.55%,7/13/04 ..............       50,000          50,000
Vermont Development Credit,5.20%,7/13/04 .....       50,000          50,000
                                                                  ---------

TOTAL CERTIFICATES OF
DEPOSIT (COST $225,000) ......................                      225,000
                                                                  ---------
INVESTMENT COMPANIES (0.2%)
Valiant General Money Market Portfolio .......       32,845          32,845
                                                                  ---------

TOTAL INVESTMENT
COMPANIES (COST $32,845) .....................                       32,845
                                                                  ---------

Total Investments
(Cost $13,654,249) (a) - 99.3% ...............                   13,521,704
Other assets in excess of
liabilities - 0.7% ...........................                       90,572
                                                                     ------
NET ASSETS - 100.0% ..........................                 $ 13,612,276
                                                               ============

(a) Represents cost for both federal income tax purposes and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

     Unrealized appreciation                   $    904,176
     Unrealized depreciation                     (1,036,721)
                                               ------------
     Net unrealized depreciation               $   (132,545)
                                               ============
(b) Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt
PLC - Public Limited Company










                       See Notes to Financial Statements

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
                                                     WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001


ASSETS:
Investments, at value (cost $13,654,249) .........        $13,521,704
Cash .............................................                 18
Interest and dividends receivable ................             99,380
Prepaid expenses .................................              4,569
                                                          -----------
             TOTAL ASSETS ........................         13,625,671

LIABILITIES:
Accrued expenses and other liabilities:
         Investment adviser ...................... $5,342
         Administration ..........................    167
         Other ...................................  7,886
                                                   ------
             TOTAL LIABILITIES ...................             13,395
                                                          -----------

NET ASSETS .......................................        $13,612,276
                                                          -----------

COMPOSITION OF NET ASSETS:
Capital ..........................................        $13,791,609
Accumulated net investment income                              77,942
Accumulated net realized losses from investments .           (124,730)
Unrealized depreciation from investments .........           (132,545)
                                                          -----------
NET ASSETS                                                $13,612,276
                                                          ===========
Shares outstanding (par value $0.001, unlimited
number of shares authorized) .....................          1,370,425
                                                          ===========
Net Asset Value, Offering Price and Redemption
Price per share ..................................        $      9.93
                                                          -----------



             STATEMENT OF OPERATIONS

For the year ended March 31, 2001

INVESTMENT INCOME:
  Interest .......................................            $   263,151
  Dividend .......................................                125,428
                                                              -----------
     TOTAL INVESTMENT INCOME .....................                388,579

EXPENSES:
    Investment adviser ...........................$   101,042
    Administration ...............................     26,945
    Accounting ...................................      6,975
    Custodian ....................................      3,527
    Transfer agency ..............................     16,391
    Other ........................................     24,820
                                                       ------
        Total expenses before voluntary fee
        reductions and contractual reimbursements                 179,700
        Voluntary fee reductions and contractual
        reimbursements ...........................                (44,976)
                                                              -----------
        NET EXPENSES .............................                134,724
                                                              -----------

NET INVESTMENT INCOME ............................                253,855
                                                              -----------

NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions .                (89,468)
Change in unrealized appreciation/depreciation
   from investments ..............................               (958,017)
                                                              -----------
Net realized/unrealized losses from investments ..             (1,047,485)
                                                              -----------
CHANGE IN NET ASSETS FROM OPERATIONS .............            ($  793,630)
                                                              -----------










                       See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                 WALDEN SOCIAL BALANCED FUND

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the period
                                                                           For the year ended      June 20, 1999 to
                                                                              March 31, 2001       March 31, 2000 (a)
INVESTMENT ACTIVITIES:                                                     -------------------     ------------------
OPERATIONS:
    Net investment income ...............................................    $    253,855          $    155,463
    Net realized losses from investment transactions ....................         (89,468)              (35,262)
    Change in unrealized appreciation/depreciation from investments .....        (958,017)              825,472
                                                                                 --------               -------
CHANGE IN NET ASSETS FROM OPERATIONS ....................................        (793,630)              945,673
                                                                                 --------               -------

DIVIDENDS:
    Net investment income ...............................................        (232,055)             (104,154)
                                                                                 --------               -------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS .........................        (232,055)             (104,154)
                                                                                 --------               -------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued .........................................       2,110,516            13,508,845
    Dividends reinvested ................................................         232,055               104,163
    Cost of shares redeemed .............................................        (822,019)           (1,337,118)
                                                                                 --------            ----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ....................       1,520,552            12,275,890
                                                                              -----------          ------------
CHANGE IN NET ASSETS ....................................................         494,867            13,117,409

NET ASSETS:
    Beginning of period .................................................      13,117,409                  --
                                                                              -----------          ------------
    End of period (including accumulated net investment
         income of $77,942 and $56,142, respectively) ...................    $ 13,612,276          $ 13,117,409
                                                                             ============          ============

SHARE TRANSACTIONS:
    Issued ..............................................................         200,392             1,349,918
    Reinvested ..........................................................          21,830                10,334
    Redeemed ............................................................         (79,119)             (132,931)
                                                                                  -------              --------
CHANGE IN SHARES ........................................................         143,103             1,227,321
                                                                                  -------             ---------



--------------------------------------------------------------------------------
(a) Commenced operations on June 20, 1999.






                       See Notes to Financial Statements#
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

                                                                         For the         For the period
                                                                       year ended       June 20, 1999 to
                                                                     March 31, 2001     March 31, 2000 (a)
                                                                    ---------------     ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                     $  10.69        $   10.00

INVESTMENT ACTIVITIES:
    Net investment income                                                    0.19             0.13
    Net realized and unrealized gains/(losses)
      from investment transactions                                          (0.77)            0.65
                                                                         --------        ---------
    Total from investment activities                                        (0.58)            0.78
                                                                         --------        ---------

DIVIDENDS:
    Net investment income                                                   (0.18)           (0.09)
                                                                         --------        ---------
    Total dividends                                                         (0.18)           (0.09)
                                                                         --------        ---------

NET ASSET VALUE, END OF PERIOD                                           $   9.93        $   10.69
                                                                         ========        =========
TOTAL RETURN                                                                (5.57%)           7.83%  (b)

RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000's)                                  $ 13,612        $  13,117
    Ratio of expenses to average net assets                                  1.00%            1.01%  (c)
    Ratio of net investment income to average net assets                     1.88%            1.70%  (c)
    Ratio of expenses to average net assets (d)                              1.33%            1.34%  (c)
    Portfolio turnover                                                      29.06%           28.80%



--------------------------------------------------------------------------------
(a) Commenced operations on June 20, 1999.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.







                        See Notes to Financial Statements
--------------------------------------------------------------------------------

WALDEN ASSET MANAGEMENT
A Division of United States Trust Company of Boston

MARKET PERFORMANCE AND REVIEW                         WALDEN SOCIAL EQUITY FUND
                                            Manager Commentary by Robert Lincoln

--------------------------------------------------------------------------------

The stock market environment of the past quarter ended any doubt that we are in a bear market. The S&P 500 fell by 11.85%, bringing the decline for the past twelve months to 21.67% and erasing all of the gains that the index had recorded since the end of 1998. As poor as the S&P 500 performance has been, the technology-laden Nasdaq Composite Index(1) has been even worse, following the year 2000's 40% price drop with a first quarter decline of 25.51%. The Nasdaq now stands fully 60% below the record high reached in March 2000.

While the Walden Social Equity Fund (the "Fund") continued to avoid the worst of the technology sector collapse, that was not enough to withstand the broader-based market decline of the first quarter. Growing investor concern that we will experience our first economic recession in ten years led to a decline in the value of every major stock group over the past three months. This includes the three largest sector components--technology, financial services and health-care. Consequently, it has been extremely difficult to avoid losses in a diversified stock portfolio thus far in 2001.

The market movements of the past six months have corrected most of the valuation imbalances we perceived. We feel that no major market sector, including technology, seems overpriced. As we begin the second quarter, we feel the Fund is positioned to withstand continuing corporate profit disappointments, and a potential economic recession rather than an economic recovery. Pharmaceutical stocks and other defensive, less economically sensitive issues represent a high percentage of the Fund compared to the market generally. When to reposition the Fund toward companies that benefit comparatively from an economic recovery is our next major portfolio composition decision. Our timing will be influenced by economic events.

In light of our current expectation that the economy will avoid a severe recession, we will be adding to investments in technology companies that have sound business strategies, and still healthy financial positions. Others will be among the more mundane businesses that are putting new technologies to work to improve customer service or efficiency. Of particular interest are those more economically sensitive companies that have improved their business models over the past several years, often through the practical use of new technologies, but frequently have not been rewarded with higher market valuations. In all, we believe that investors are best served by our continuing the practice of identifying quality growth opportunities at reasonable prices.

LOOKING AHEAD

Virtually all of the economic evidence since December has indicated that Gross Domestic Product (GDP) growth has slowed significantly from a year ago. Key international economies have moderated as well. The Fed confirmed the economic slowdown and reduced interest rates on three occasions during the quarter. The cumulative 1.5 percentage point reduction, in just three months, is notably more than in prior periods when the Fed sought to stimulate the economy. In order to avoid consumer alarm, recent public comments by Chairman Alan Greenspan enumerated many of the positive long-term economic trends still in place, particularly productivity gains and the continuing low rate of inflation. We agree with both his approach and the substance of his comments. Nonetheless, beneath the surface, we suspect the Fed is very concerned about current economic trends, and views the risk of recession as real.

The fall in technology stocks was responsible for leading us into a broader bear market. Is the loss of a few trillion dollars in stock market wealth (the inverse of the "wealth effect"), coupled with the actual business downturn in technology, sufficiently severe enough to throw the entire economy into recession? Economists' opinions vary. Although a close call, at this time we believe the economy will avoid a recession (defined as two consecutive quarterly declines in real GDP). Our conclusion reflects continued strength in consumer spending patterns, the diversity of the economy in general, and our confidence in the success of the Fed's policy decisions. In our opinion, there is no question that the cyclical downturn and transition to a lower growth rate will be lethal to many technology companies. The result could lead to thousands of employee layoffs, and shrink industry profits as operating margins fail to reflect a new supply/demand balance. The growth in technology spending is only slowing, not ending, and we feel the economy should muddle through.

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management to meet your needs now and in the years ahead.

/s/ Robert Lilncoln

Robert Lincoln
Portfolio Manager and Senior Vice President
Walden Asset Management
A division of United States Trust Company of Boston




--------------------------------------------------------------------------------

                                                       WALDEN SOCIAL EQUITY FUND
                                                                  March 31, 2001
INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

Fund Net Asset Value: $9.49

                                                       ANNUALIZED
                                                 ------------------------------

                                      QUARTER                SINCE INCEPTION
                                      TO DATE      1 YEAR     JUNE 20, 1999

Walden Social Equity Fund*             -8.57%     -10.12%       -2.20%
Standard & Poor's 500 Stock Index**   -11.85%     -21.67%       -8.08%

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.
**The performance data being shown for the S&P 500 is calculated from July 1, 1999.



     S&P 500 Stock Index         Walden Social Equity Fund
6/99       10,000                        10,000
            9,688                        10,110
            9,640                         9,910
            9,376                         9,460
            9,969                         9,850
           10,172                        10,100

12/99      10,771                        10,290
           10,230                         9,937
           10,036                         9,665
           11,018                        10,694
           10,686                        10,492
           10,467                        10,361
           10,725                        10,482
           10,557                        10,210
           11,213                        10,734
           10,621                        10,341
           10,576                        10,553
            9,742                        10,149

12/00       9,790                        10,513
           10,137                        10,554
            9,213                         9,986

3/01        8,629                         9,612


The above information is not covered by the Report of Independent Public Accountants.

The chart represents a historical investment of $10,000 in the Walden Social Equity Fund from June 20, 1999, to March 31, 2001, and represents the reinvestment of dividends and capital gains in the Fund.

(1) The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as the National Market Systems traded foreign common stocks and ADRs.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which is an unmanaged index of stocks that measure the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.





--------------------------------------------------------------------------------

                                                      WALDEN SOCIAL EQUITY FUND
                                                                 March 31, 2001

SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS - 96.7%

SECURITY DESCRIPTION                                SHARES            VALUE
--------------------                                ------            -----

BASIC MATERIALS - 1.1%
Sealed Air Corp. (b) ............................    7,000         $  233,310
                                                                   ----------

CAPITAL GOODS - 3.8%
Illinois Tool Works .............................    6,600            375,144
Ingersoll-Rand Co. ..............................    7,000            277,970
Koninklijke Philips Electronics NV, ADR .........    5,820            155,394
                                                                   ----------
                                                                      808,508
                                                                   ----------

COMMUNICATION SERVICES - 5.9%
Alltel Corp. ....................................    6,427            337,160
AT&T Corp. ......................................    5,000            106,500
CenturyTel, Inc. ................................    7,000            201,250
Lucent Technologies, Inc. .......................   16,000            159,520
SBC Communications, Inc. ........................   10,185            454,557
                                                                   ----------
                                                                    1,258,987
                                                                   ----------

CONSUMER CYCLICALS - 8.5%
Costco Wholesale Corp. (b) ......................    7,500            294,375
La-Z-Boy, Inc. ..................................   15,000            267,000
Leggett & Platt, Inc. ...........................   17,000            326,910
McClatchy Co. ...................................    7,000            282,800
Omnicom Group ...................................    4,000            331,520
TJX Cos., Inc. ..................................   10,000            320,000
                                                                   ----------
                                                                    1,822,605
                                                                   ----------
CONSUMER PRODUCTS - 4.3%
Aptargroup, Inc. ................................   15,000            457,050
Herman Miller, Inc. .............................   10,000            231,250
Jones Apparel Group, Inc. (b) ...................    6,000            226,800
                                                                   ----------
                                                                      915,100
                                                                   ----------
CONSUMER STAPLES - 10.6%
Albertson's, Inc. ...............................   15,000            477,300
Avon Products ...................................    8,000            319,920
Colgate-Palmolive Co. ...........................    5,000            276,300
CVS Corp. .......................................    6,000            350,940
Kimberly-Clark Corp. ............................    6,000            406,980
Sysco Corp. .....................................   16,000            424,160
                                                                   ----------
                                                                    2,255,600
                                                                   ----------
ENERGY - 7.4%
Apache Corp. ....................................    4,000            230,440
BP Amoco PLC, ADR ...............................   17,232            855,052
El Paso Corp. ...................................    6,000            391,800
Keyspan Corp. ...................................    3,000            114,390
                                                                   ----------
                                                                    1,591,682
                                                                   ----------
FINANCIAL SERVICES - 19.6%
American International Group ....................    3,000            241,500
Bank of America Corp. ...........................   10,000            547,499
Cincinnati Financial Corp. ......................   13,000            493,188
Fannie Mae ......................................    5,000            398,000
First Virginia Banks, Inc. ......................    6,900            299,253
Fleet Boston Financial Corp. ....................   10,000            377,500
Goldman Sachs Group, Inc. .......................    3,000            255,300
John Hancock Financial Services, Inc. ...........    7,000            269,150
State Street Corp. ..............................    4,000            373,600
T. Rowe Price Group, Inc. .......................   12,000            375,750
Wilmington Trust Corp. ..........................    9,000            531,720
                                                                   ----------
                                                                    4,162,460
                                                                   ----------


COMMON STOCKS - 96.7% (CONTINUED)

SECURITY DESCRIPTION                                 SHARES           VALUE
--------------------                                 ------           -----

HEALTH CARE - 17.4%
Biomet, Inc. ....................................     8,950     $    352,546
Bristol-Myers Squibb Co. ........................     4,000          237,600
Cardinal Health, Inc. ...........................     4,000          387,000
Dentsply International, Inc. ....................     8,000          292,000
Genzyme Corp. (b) ...............................     3,500          316,155
Johnson & Johnson ...............................     5,000          437,350
Medtronic, Inc. .................................     7,000          320,180
Merck & Co., Inc. ...............................     6,000          455,400
Pfizer, Inc. ....................................     5,000          204,750
Saint Jude Medical, Inc. (b) ....................     5,000          269,250
Schering-Plough Corp. ...........................     8,000          292,240
Stryker Corp. ...................................     3,000          156,750
                                                                ------------
                                                                   3,721,221
                                                                ------------
PRODUCER PRODUCTS - 3.1%
Carlisle Cos., Inc. .............................     8,000          260,960
Teleflex, Inc. ..................................    10,000          409,500
                                                                ------------
                                                                     670,460
TECHNOLOGY - 12.3%
ADC Telecommunications, Inc. (b) ................    17,000          144,500
Affiliated Computer Services, Inc. (b) ..........     5,600          363,440
Applied Materials, Inc. (b) .....................     9,000          391,500
Automatic Data Processing .......................     5,000          271,900
Cisco Systems, Inc. (b) .........................     6,800          107,525
Hewlett-Packard Co. .............................     8,000          250,160
IBM Corp. .......................................     2,100          201,978
Intel Corp. .....................................     8,000          210,500
Microsoft Corp. (b) .............................     6,000          328,125
Sanmina Corp. (b) ...............................     5,000           97,813
Telefonaktiebolaget LM Ericsson, ADR ............    20,000          111,875
Texas Instruments, Inc. .........................     5,000          154,900
                                                                ------------
                                                                   2,634,216
                                                                ------------
TRANSPORTATION - 2.7%
FedEx Corp. (b) .................................     7,000          291,760
United Parcel Service, Inc. .....................     5,000          284,500
                                                                ------------
                                                                     576,260
                                                                ------------

TOTAL COMMON STOCKS (COST $20,978,226) ..........                 20,650,409
                                                                ------------

INVESTMENT COMPANIES - 4.4%
Valiant General Money Market Portfolio ..........   942,323          942,323
                                                                ------------
Total Investment
Companies (Cost $942,323) .......................                    942,323
                                                                ------------

Total Investments (Cost $21,920,549) (a) - 101.1%               $ 21,592,732
Liabilities in excess of other assets - (1.1)% ..                   (226,501)
                                                                ------------
NET ASSETS - 100.0% .............................               $ 21,366,231
                                                                ============

(a) Represents cost for both federal income tax purposes and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

         Unrealized appreciation                   $  2,264,677
         Unrealized depreciation                     (2,592,494)
                                                   ------------
         Net unrealized depreciation               $   (327,817)
                                                   ------------

(b) Represents non-income producing security.

ADR - American Depositary Receipt

NV - Naamloze Vennootschaa (Dutch Corp.)

PLC - Public Limited Company






                       See Notes to Financial Statements
--------------------------------------------------------------------------------

                                                       WALDEN SOCIAL EQUITY FUND
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:
Investments, at value (cost $21,920,549 ) ......           $ 21,592,732
Dividends receivable ...........................                 29,079
Receivable for investments sold ................                 78,831
Prepaid expenses ...............................                  2,848
                                                           ------------
    TOTAL ASSETS ...............................             21,703,490

LIABILITIES:
Payable for investments purchased ..............  $ 314,075
Accrued expenses and other liabilities:
    Investment adviser .........................     11,948
    Administration .............................        262
    Other ......................................     10,974
                                                  ---------
             TOTAL LIABILITIES .................                337,259
                                                           ------------

NET ASSETS .....................................           $ 21,366,231
                                                           ============

COMPOSITION OF NET ASSETS:
CAPITAL ........................................           $ 22,494,030
Accumulated net investment income ..............                 28,406
Dividends in excess of accumulated realized gains
    and accumulated net realized losses ........               (828,388)
Unrealized depreciation from investments .......               (327,817)
                                                           ------------
NET ASSETS .....................................           $ 21,366,231
                                                           ============
Shares outstanding (par value $0.001, unlimited
         number of shares authorized) ..........              2,251,229
                                                           ============
Net Asset Value, Offering Price and Redemption

         Price per share .......................           $       9.49
                                                           ============





STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME:
DIVIDENDS ............................................              $   312,377
                                                                    -----------
        TOTAL INVESTMENT INCOME ......................                  312,377

EXPENSES:
    Investment adviser ...............................  $ 176,126
    Administration ...................................     46,967
    Accounting .......................................      3,743
    Custodian ........................................      6,222
    Transfer agency ..................................     15,111
    Other ............................................     31,747
                                                        ---------
        Total expenses before voluntary fee
           reductions and contractual reimbursements .                  279,916
        Voluntary fee reductions and contractual
           reimbursements ............................                  (45,126)
                                                                    -----------
        NET EXPENSES .................................                  234,790
                                                                    -----------

NET INVESTMENT INCOME ................................                   77,587
                                                                    -----------

NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions .....                 (562,722)
Change in unrealized appreciation/depreciation
    from investments .................................               (1,957,215)
                                                                    -----------
Net realized/unrealized losses from investments ......               (2,519,937)
                                                                    -----------
CHANGE IN NET ASSETS FROM OPERATIONS .................              ($2,442,350)
                                                                    ===========




                                   Continued
--------------------------------------------------------------------------------

                                                       WALDEN SOCIAL EQUITY FUND
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                For the period
                                                                                For the year ended             June 20, 1999 to
INVESTMENT ACTIVITIES:                                                             March 31, 2001              March 31, 2000 (a)
OPERATIONS:                                                                     ------------------             ------------------
Net investment income ....................................................         $     77,587                    $     51,274
Net realized losses from investment transactions .........................             (562,722)                        (73,155)
Change in unrealized appreciation/depreciation from investments ..........           (1,957,215)                      1,629,398
                                                                                   ------------                    ------------
CHANGE IN NET ASSETS FROM OPERATIONS .....................................           (2,442,350)                      1,607,517
                                                                                   ------------                    ------------

DIVIDENDS:
    Net investment income ................................................              (87,745)                        (16,563)
    In excess of net realized gains from investment transactions .........                 --                          (192,511)
                                                                                   ------------                    ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ..........................              (87,745)                       (209,074)
                                                                                   ------------                    ------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued ..........................................            1,980,903                      25,660,663
    Dividends reinvested .................................................               87,744                         209,068
    Cost of shares redeemed ..............................................           (3,235,954)                     (2,204,541)
                                                                                   ------------                    ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....................           (1,167,307)                     23,665,190
                                                                                   ------------                    ------------
CHANGE IN NET ASSETS .....................................................           (3,697,402)                     25,063,633

NET ASSETS:
    Beginning of period ..................................................           25,063,633                            --
                                                                                   ------------                    ------------
    End of period (including accumulated net investment
       income of $28,406 and $38,564, respectively) ......................         $ 21,366,231                    $ 25,063,633
                                                                                   =============                   ============

SHARE TRANSACTIONS:
    Issued ...............................................................              193,566                       2,564,962
    Reinvested ...........................................................                8,536                          20,886
    Redeemed .............................................................             (315,541)                       (221,181)
                                                                                   ------------                    ------------
CHANGE IN SHARES .........................................................             (113,439)                      2,364,667
                                                                                   =============                   ============

--------------------------------------------------------------------------------
a) Commenced operations on June 20, 1999.






                       See Notes to Financial Statements
--------------------------------------------------------------------------------

                                                       WALDEN SOCIAL EQUITY FUND
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

                                                                                                            For the period
                                                                                    For the year ended       June 20, 1999 to
                                                                                      March 31, 2001        March 31, 2000 (a)
                                                                                      --------------        ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.60                 $10.00
                                                                                         ------                 ------

INVESTMENT ACTIVITIES:
         Net investment income                                                             0.03                   0.02
         Net realized and unrealized gains/(losses) from investment transactions          (1.10)                  0.67
                                                                                         ------                 ------
         Total from investment activities                                                 (1.07)                  0.69
                                                                                         ------                 ------

DIVIDENDS:
         Net investment income                                                            (0.04)                 (0.01)
         In excess of net realized gains                                                   --                    (0.08)
                                                                                         ------                 ------
         Total dividends                                                                  (0.04)                 (0.09)
                                                                                         ------                 ------

NET ASSET VALUE, END OF PERIOD                                                            $9.49                 $10.60
                                                                                         ======                 ======

TOTAL RETURN                                                                             (10.12%)                 6.94%  (b)

RATIOS/SUPPLEMENTARY DATA:
         Net Assets at end of period (000's)                                            $21,366                $25,064
         Ratio of expenses to average net assets                                           1.00%                  1.00%  (c)
         Ratio of net investment income to average net assets                              0.33%                  0.28%  (c)
         Ratio of expenses to average net assets (d)                                       1.19%                  1.18%  (c)
         Portfolio turnover                                                               45.26%                 28.57%






--------------------------------------------------------------------------------
(a) Commenced operations on June 20, 1999.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.








                       See Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                                   March 31, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION:

          The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Walden Social Balanced Fund and Walden Social Equity Fund (individually, a "Fund", collectively, the "Funds"). The Funds are separate series of the Coventry Group. Financial statements for all other series are published separately.

          The Funds' investment objectives are as follows: The Walden Social Balanced Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The Walden Social Equity Fund seeks long-term capital growth through an actively managed portfolio of stocks.

2.   SIGNIFICANT ACCOUNTING POLICIES:

          The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION:

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Group's Board of Trustees.

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

          Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

      EXPENSE ALLOCATION:

          Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

          Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains.

          The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

          Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income tax is required.

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

          United States Trust Company of Boston (the "Investment Adviser") acts as the investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.



                                   Continued
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                                   March 31, 2001
--------------------------------------------------------------------------------

     ADMINISTRATION:

          BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such officers are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%.

     DISTRIBUTION:

          BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' distribution agent.

     CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING:

          The Investment Adviser, a Massachusetts-chartered banking and trust company, also acts as the Funds' custodian and transfer agent. Under the custody agreement, the Investment Adviser is entitled to receive a fee of 0.02% on the first $100 million of net assets and 0.015% on net assets over $100 million. This fee is computed daily and paid monthly based on the average daily net assets. The Investment Adviser also receives a fixed fee for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio received an annual fee accrued daily and paid monthly for each Fund.

     FEE REDUCTIONS AND REIMBURSEMENTS:

          The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2001, the Investment Adviser reimbursed the Walden Social Balanced Fund and the Walden Social Equity Fund $38,240 and $33,384, respectively. As of March 31, 2001 the Investment Adviser may recoup $63,805 and $57,606 from the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

          BISYS Ohio has agreed to reduce its administration fees. For the year ended March 31, 2001, BISYS Ohio voluntarily reduced $6,736 and $11,742 in fees for the Walden Social Balanced Fund and the Walden Social Equity Fund, respectively.

4.   PURCHASES AND SALES OF SECURITIES:

          Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended March 31, 2001, totaled:

                                              Purchases         Sales
                                              ---------         -----

         Walden Social Balanced Fund        $4,482,756        $3,420,186
         Walden Social Equity Fund          10,450,518        11,768,205


5.   FEDERAL INCOME TAX INFORMATION:

          For federal income tax purposes, the following Funds have capital loss carryforwards as of March 31, 2001, which are available to offset future realized gains, if any:

                                            Amount     Expires
                                            ------     -------

         Walden Social Balanced Fund        $28,136     2008
                                             17,496     2009
         Walden Social Equity Fund          368,539     2009


6.   OTHER FEDERAL TAX INFORMATION (UNAUDITED):

          For the taxable year ended March 31, 2001, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations.

                                        Qualified Dividend Income
                                        -------------------------
         Walden Social Balanced Fund        27.97%
         Walden Social Equity Fund           93.53%

     Losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Walden Social Balanced Fund and the Walden Social Equity Fund have incurred and will elect to defer $79,098 and $459,849 of realized losses, respectively.

7.   SUBSEQUENT EVENT

          Effective May 12, 2001, the United States Trust Company of Boston was replaced by Boston Trust Investment Management, Inc. as Investment Adviser.







--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Walden Social Balanced Fund and the Walden Social Equity Fund of the Coventry Group:

We have audited the accompanying statements of assets and liabilities of the Walden Social Balanced Fund and the Walden Social Equity Fund of the Coventry Group (a Massachusetts business trust), including the schedules of portfolio investments, as of March 31, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Walden Social Balanced Fund and the Walden Social Equity Fund of the Coventry Group as of March 31, 2001, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Columbus, Ohio
May 14, 2001

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
United States Trust Company of Boston
40 Court Street
Boston, MA 02108
(617) 726-7250

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Arthur Andersen LLP
Huntington Center
41 South High Street
Columbus, OH 43215-6150

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006









This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

5/01                                         [Printed on Recycled Paper Logo]